Exhibit 10.1

AMENDMENT AGREEMENT
This AMENDMENT AGREEMENT (this “Amendment”) is entered into as of March 4, 2015, among Jacobs Engineering Group Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and each, a “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), each issuer of letters of credit party hereto (collectively, the “L/C Issuers” and individually, a “L/C Issuer”), and Bank of America, N.A., as Administrative Agent and Swing Line Lender.
The Company, the Designated Borrowers, the Lenders, the L/C Issuers, the Administrative Agent and the Swing Line Lender have entered into an Amended and Restated Credit Agreement dated as of February 7, 2014 (as amended, modified, supplemented or restated from time to time and in effect as of the date of this Amendment, the “Credit Agreement”).
The Company has requested that the Swing Line Lender, the L/C Issuers and the Lenders agree to certain amendments to the Credit Agreement, and the Swing Line Lender, the L/C Issuers and the Lenders each a party hereto have agreed to such request, subject to the terms and conditions of this Amendment.
In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	Definitions; References; Interpretation.
(a)    Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.
(b)    As used herein, “Amendment Documents” means this Amendment and the Credit Agreement (as amended by this Amendment).
(c)    Each reference to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, and each reference to “the Credit Agreement” and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in Section 2) refer to the Credit Agreement as amended hereby.
(d)    The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

2.
Amendments to Credit Agreement. Subject to the terms and conditions hereof, including satisfaction of the conditions set forth in Section 4(a), the Credit Agreement is amended as follows, effective as of the date designated by the Administrative Agent pursuant to Section 4(d) (the “Effective Date”):

(a)    Amendments to Article I of the Credit Agreement.

1.

Exhibit 10.1

(i)    The definition of “Base Rate” is amended by inserting the following in the first sentence at the end thereof:
; and if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement
(ii)    The definition of “Eurocurrency Rate” is amended by (1) replacing all references to the word “Reuters” with the word “Bloomberg” and (2) inserting the following at the end of the final proviso thereof:

; and if the Eurocurrency Rate as determined under this clause (i) shall be less than zero, such rate shall be deemed zero for purposes of this Agreement

(iii)    The definition of “Maturity Date” is amended in its entirety to read as follows:
“Maturity Date” means February 7, 2020; provided, however, that if such date is not a Business Day, the Maturity Date shall be the preceding Business Day.
(b)    Amendments to Article II of the Credit Agreement. The first sentence of Section 2.02(f) of the Credit Agreement is amended by inserting the words “or branch” after the words “an Affiliate”.
(c)    Amendments to Article III of the Credit Agreement. Section 3.01(e) of the Credit Agreement is amended by including the following new clause (v):
(v)    For purposes of determining withholding Taxes imposed under FATCA, from and after March 4, 2015, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(d)    Amendment and Restatement of Schedule 2.01 of the Credit Agreement. Schedule 2.01 of the Credit Agreement is amended and restated in its entirety in the form of Exhibit A attached hereto.

3.	Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent, the L/C Issuers, the Swing Line Lender and the Lenders as follows:
(a)    No Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).
(b)    The execution, delivery and performance by each Borrower of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

2.

Exhibit 10.1

(c)    The Amendment Documents constitute the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally and the application of general principles of equity.
(d)    All representations and warranties of each Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date, except (i) to the extent that such representations and warranties are qualified by materiality, they shall be true and correct on and as of the Effective Date, and (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date except to the extent qualified by materiality, then they shall be true and correct as of such earlier date, and except that for purposes of this Section 3(d), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4.	Conditions of Effectiveness.
(a)    The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(1)    The Administrative Agent shall have received from each Borrower, each L/C Issuer, each Lender, the Swing Line Lender and the Administrative Agent, a duly executed original (or, if elected by the Administrative Agent, an executed facsimile or “pdf” copy with originals to follow) of this Amendment.
(2)    The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party.
(3)    The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require (but only to the extent such concept exists under relevant applicable law) to evidence that each Loan Party is duly organized or formed, and that it is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
(4)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company (1) certifying copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by the Borrowers and the validity against the Borrowers of this Amendment, and that such consents, licenses and approvals are in full force and effect, or (2) stating that no such consents, licenses or approvals are so required.

3.

Exhibit 10.1

(5)    The Administrative Agent shall have received from the Company, if requested by any new Lender acceding to the Credit Agreement not previously party to the Credit Agreement (each a “New Lender”), a Note executed by the applicable Borrowers in favor of such New Lender, substantially in the form of Exhibit D or Exhibit E, as applicable, and otherwise in form and substance reasonably satisfactory to the Administrative Agent.
(6)    The Administrative Agent shall have received favorable opinions or other assurances or confirmations of legal counsel to the Borrowers with respect to this Amendment, as the Administrative Agent or the Lenders shall reasonably require and in form and substance satisfactory to the Administrative Agent, the L/C Issuers and each Lender.
(7)    The Administrative Agent shall have received all other documents it, any L/C Issuer or the Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.
(8)    The representations and warranties in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Effective Date with the same effect as if made on and as of the Effective Date, except (i) to the extent that such representations and warranties are qualified by materiality, they shall be true and correct on and as of the Effective Date, and (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date except to the extent qualified by materiality, then they shall be true and correct as of such earlier date.
(9)    No Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).
(b)    For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto.
(c)    From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.
(d)    The Administrative Agent will notify the Company and the Lenders of the occurrence of the Effective Date.
5.    Fees, Interest and Other Payments. On or prior to the Effective Date:
(a)    The Company shall pay to MLPFS and the Administrative Agent certain fees set forth in that certain letter agreement dated as of the date hereof, by and among the Company, on the one hand, and the Administrative Agent and/or MLPFS, on the other hand, in the amounts and at the times specified therein. Such fees shall be fully earned upon becoming due and payable,

4.

Exhibit 10.1

shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable the Company pursuant to the Credit Agreement or this Amendment.
(b)    The Company shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable the Company pursuant to the Credit Agreement or this Amendment.
(c)    The Company shall pay to the respective L/C Issuers and Lenders, or to the Agent (for the account of the L/C Issuers and Lenders), as applicable, the interest, fees and other amounts set forth in Section 5(d) of this Amendment.
(d)    The Administrative Agent shall have received evidence of payment by the Company of all fees due and payable under Section 2.03(h) and Section 2.09 of the Credit Agreement accrued to the Effective Date, all accrued and unpaid interest payable under Section 6(a) of this Amendment, and all other interest, fees, costs and expenses due and payable as of the Effective Date under or in connection with this Amendment and the Credit Agreement, including any fees arising under or referenced in Section 5 of this Amendment, any amounts owing under Section 3.05 of the Credit Agreement and any costs and expenses payable under Section 7(h) of this Amendment (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and MLPFS to the extent invoiced prior to or on the Effective Date).

6.	Certain Transitional Matters.
(a)    (i) On the Effective Date, the Lenders and the L/C Issuers party to the Credit Agreement, as amended hereby, shall be the Lenders as of the Effective Date listed on the signature pages hereof, including the New Lenders as of the Effective Date, and shall have the respective Commitments and Applicable Percentages in the amounts set forth in Schedule 2.01 (as amended as contemplated hereby). Any Lender party to the Credit Agreement not listed on the signature pages hereof (each a “Departing Lender”) shall cease to be a Lender on the Effective Date upon payment of all amounts due to it under the Credit Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement prior to the Effective Date, in order to effect the restructuring of the existing credit facilities as contemplated by this Amendment, all accrued and unpaid interest, and all accrued and incurred and unpaid fees, costs and expenses payable under the Credit Agreement will be due and payable on the Effective Date. (ii) Each New Lender that is a Tranche 1 Lender hereby confirms and agrees that (a) with effect on and after the Effective Date, such New Lender shall be and become a party to the Credit Agreement as a Tranche 1 Lender and have all of the rights and be obligated to perform all of the obligations of a Tranche 1 Lender thereunder with a Tranche 1 Commitment in the amount set forth in Exhibit A hereto and (b) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to make Credit Extensions and participate in Letters of Credit on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any L/C Issuer or any other Lender. Each New Lender agrees that it shall be deemed to have assumed,

5.

Exhibit 10.1

without recourse, the portion of the Tranche 1 Loans deemed to have been assigned to it by the Tranche 1 Lenders whose Applicable Percentages will be decreased on the Effective Date as a result of the increase in the aggregate Tranche 1 Commitments effected by the Amendment. (iii) Each Departing Lender and each Tranche 1 Lender having Tranche 1 Loans outstanding on the Effective Date whose Applicable Tranche 1 Percentage in respect of such Tranche 1 Loans has been decreased on the Effective Date shall be deemed to have assigned on the Effective Date, without recourse, ratably to each Tranche 1 Lender increasing its Tranche 1 Commitment hereunder (each an “Increasing Tranche 1 Lender”) and to any new Tranche 1 Lender with a Tranche 1 Commitment (a “New Tranche 1 Lender”) such ratable portion of such Tranche 1 Loans as shall be necessary to effectuate such adjustment. Each Increasing Tranche 1 Lender and each New Tranche 1 Lender on the Effective Date shall (A) be deemed to have assumed such ratable portion of such Tranche 1 Loans and (B) fund on the Effective Date such assumed amounts to the Administrative Agent for the account of each such assigning Tranche 1 Lender in accordance with the provisions hereof in the amount notified to such Increasing Tranche 1 Lender or such New Tranche 1 Lender by the Administrative Agent. (iv) Each New Lender that is a Tranche 2 Lender hereby confirms and agrees that (a) with effect on and after the Effective Date, such New Lender shall be and become a party to the Credit Agreement as a Tranche 2 Lender and have all of the rights and be obligated to perform all of the obligations of a Tranche 2 Lender thereunder with a Tranche 2 Commitment in the amount set forth in Exhibit A hereto and (b) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to make Credit Extensions and participate in Letters of Credit on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any L/C Issuer or any other Lender. Each New Lender agrees that it shall be deemed to have assumed, without recourse, the portion of the Tranche 2 Loans deemed to have been assigned to it by the Tranche 2 Lenders whose Applicable Percentages will be decreased on the Effective Date as a result of the increase in the aggregate Tranche 2 Commitments effected by the Amendment. (v) Each Departing Lender and each Tranche 2 Lender having Tranche 2 Loans outstanding on the Effective Date whose Applicable Tranche 2 Percentage in respect of such Tranche 2 Loans has been decreased on the Effective Date shall be deemed to have assigned on the Effective Date, without recourse, ratably to each Tranche 2 Lender increasing its Tranche 2 Commitment hereunder (each an “Increasing Tranche 2 Lender”) and to any new Tranche 2 Lender with a Tranche 2 Commitment (a “New Tranche 2 Lender”) such ratable portion of such Tranche 2 Loans as shall be necessary to effectuate such adjustment. Each Increasing Tranche 2 Lender and each New Tranche 2 Lender on the Effective Date shall (A) be deemed to have assumed such ratable portion of such Tranche 2 Loans and (B) fund on the Effective Date such assumed amounts to the Administrative Agent for the account of each such assigning Tranche 2 Lender in accordance with the provisions hereof in the amount notified to such Increasing Tranche 2 Lender or such New Tranche 2 Lender by the Administrative Agent.
(b)    If any Letters of Credit shall be outstanding on the Effective Date, the Tranche 1 Lenders (including any New Tranche 1 Lender) shall be deemed to have participation interests therein as of such date with their Applicable Tranche 1 Percentage as reflected in Schedule 2.01 (as amended as contemplated hereby). Each Departing Lender and each Tranche 1 Lender having participation interests in Letters of Credit outstanding on the Effective Date and whose Applicable

6.

Exhibit 10.1

Tranche 1 Percentage in respect of such participation interests in outstanding Letters of Credit has been decreased on the Effective Date shall be deemed to have assigned on the Effective Date, without recourse, ratably to each Increasing Tranche 1 Lender and each New Tranche 1 Lender such ratable portion of such participation interests in outstanding Letters of Credit as shall be necessary to effectuate such adjustment. Each Increasing Tranche 1 Lender and each New Tranche 1 Lender on the Effective Date shall be deemed to have assumed such ratable portion of such participation interests in such outstanding Letters of Credit.
(c)    If any Swing Line Loans shall be outstanding on the Effective Date, the Tranche 1 Lenders (including any New Tranche 1 Lender) shall be deemed to have participation interests therein as of such date with their Applicable Tranche 1 Percentage as reflected in Schedule 2.01 (as amended as contemplated hereby). Each Departing Lender and each Tranche 1 Lender having participation interests in Swing Line Loans outstanding on the Effective Date and whose Applicable Tranche 1 Percentage in respect of such participation interests in outstanding Swing Line Loans has been decreased on the Effective Date shall be deemed to have assigned on the Effective Date, without recourse, ratably to each Increasing Tranche 1 Lender and each New Tranche 1 Lender such ratable portion of such participation interests in outstanding Swing Line Loans as shall be necessary to effectuate such adjustment. Each Increasing Tranche 1 Lender and each New Tranche 1 Lender on the Effective Date shall be deemed to have assumed such ratable portion of such participation interests in such outstanding Swing Line Loans.

7.	Miscellaneous.
(a)    The Company acknowledges and agrees that the execution and delivery by the Administrative Agent, the L/C Issuers, the Swing Line Lender and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.
(b)    The Company, as the guarantor party to the Company Guaranty, confirms its consent to the Amendment and to the documents and agreements referred to herein, in its capacity as such guarantor. Nothing herein shall in any way limit any of the terms or provisions of the Company Guaranty executed by the Company in the Administrative Agent’s, the L/C Issuers’, the Swing Line Lender’s and the Lenders’ favor, or any other Loan Document executed by the Company (as the same may be amended from time to time), all of which are hereby ratified and affirmed by the Company, in such capacity, in all respects.
(c)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
(d)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(e)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Amendment Documents constitute the entire contract among the parties relating to the subject matter hereof and

7.

Exhibit 10.1

supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
(f)    This Amendment and the other Amendment Documents contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.
(g)    If any provision of this Amendment or the other Amendment Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Amendment Documents and Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(h)    The Borrowers agree to pay or reimburse all reasonable out‑of‑pocket expenses incurred by the Administrative Agent and MLPFS (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and MLPFS), in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Amendment Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).
(i)    This Amendment shall constitute a Loan Document.
[signature pages follow]

8.

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JACOBS ENGINEERING GROUP INC.
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Chief Financial Officer and Treasurer

JACOBS UK HOLDINGS LIMITED
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Director

JACOBS U.K. LIMITED
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Director

JACOBS INDUSTRIAL SERVICES U.K. LIMITED
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Director

JEG ACQUISITION COMPANY LIMITED
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Director

Signature Page to Amendment

Exhibit 10.1

JACOBS NEDERLAND B.V.
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Attorney-in-Fact

JACOBS ENGINEERING SINGAPORE PTE LTD.
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Attorney

JACOBS CANADA INC.
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Director and Treasurer

JACOBS FRANCE S.A.S.
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Attorney

JACOBS ENGINEERING ESPAÑA, S.L.
By:	/s/ Kevin C. Berryman
Name:	Kevin C. Berryman
Title:	Attorney

Signature Page to Amendment

Exhibit 10.1

Each person who executes this Agreement on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

SIGNED for JACOBS AUSTRALIA PTY LIMITED under power of attorney in the
presence of:	/s/ Kevin C. Berryman
Signature of attorney
/s/ Michael S. Udovic	Kevin C. Berryman
Signature of witness	Name
Michael S. Udovic	2 March 2015
Name	Date of power of attorney

Signature Page to Amendment

Exhibit 10.1

Each person who executes this Agreement on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

SIGNED for JACOBS E&C AUSTRALIA PTY. LTD. under power of attorney in the
presence of:	/s/ Kevin C. Berryman
Signature of attorney
/s/ Michael S. Udovic	Kevin C. Berryman
Signature of witness	Name
Michael S. Udovic	18 February 2015
Name	Date of power of attorney

Signature Page to Amendment

Exhibit 10.1

Each person who executes this Agreement on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

SIGNED for JACOBS AUSTRALIA HOLDINGS COMPANY PTY. LTD. under power of attorney in the
presence of:	/s/ Kevin C. Berryman
Signature of attorney
/s/ Michael S. Udovic	Kevin C. Berryman
Signature of witness	Name
Michael S. Udovic	24 February 2015
Name	Date of power of attorney

Signature Page to Amendment

Exhibit 10.1

Each person who executes this Agreement on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

SIGNED for JACOBS GROUP (AUSTRALIA) PTY LTD. under power of attorney in the
presence of:	/s/ Kevin C. Berryman
Signature of attorney
/s/ Michael S. Udovic	Kevin C. Berryman
Signature of witness	Name
Michael S. Udovic	25 February 2015
Name	Date of power of attorney

Signature Page to Amendment

Exhibit 10.1

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Stuart Bonomo
Name:	Stuart Bonomo
Title:	Director

Signature Page to Amendment

Exhibit 10.1

BANK OF AMERICA, N.A., as a Tranche 1 Lender, as an L/C Issuer and as Swing Line Lender
By:	/s/ Stuart Bonomo
Name:	Stuart Bonomo
Title:	Director

Signature Page to Amendment

Exhibit 10.1

BNP PARIBAS GROUP, as a Tranche 1 Lender and as an L/C Issuer
By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Mary-Ann Wong
Name:	Mary-Ann Wong
Title:	Vice President

Signature Page to Amendment

Exhibit 10.1

BANK OF THE WEST, as a Tranche 1 Lender
By:	/s/ Bryan Bains
Name:	Bryan Bains
Title:	VP

Signature Page to Amendment

Exhibit 10.1

WELLS FARGO BANK, N.A., as a Tranche 2 Lender and as an L/C Issuer
By:	/s/ S. Michael St. Geme
Name:	S. Michael St. Geme
Title:	Managing Director

Signature Page to Amendment

Exhibit 10.1

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Tranche 1 Lender and as an L/C Issuer
By:	/s/ Lauren Hom
Name:	Lauren Hom
Title:	Director

Signature Page to Amendment

Exhibit 10.1

TD BANK, N.A., as a Tranche 1 Lender
By:	/s/ Craig Welch
Name:	Craig Welch
Title:	Senior Vice President

Signature Page to Amendment

Exhibit 10.1

THE BANK OF NOVA SCOTIA, as a Tranche 1 Lender
By:	/s/ Eugene Dempsey
Name:	Eugene Dempsey
Title:	Director & Execution Head

Signature Page to Amendment

Exhibit 10.1

BARCLAYS BANK PLC, as a Tranche 1 Lender
By:	/s/ Jonathan Dodds
Name:	Jonathan Dodds
Title:	Authorised Signatory

Signature Page to Amendment

Exhibit 10.1

COMPASS BANK, as a Tranche 1 Lender
By:	/s/ Aaron Loyd
Name:	Aaron Loyd
Title:	Vice President

Signature Page to Amendment

Exhibit 10.1

CITIZENS BANK, N.A. as successor to RBS CITIZENS, N.A., as a Tranche 1 Lender
By:	/s/ M. James Barry, III
Name:	M. James Barry, III
Title:	Senior Vice President

Signature Page to Amendment

Exhibit 10.1

THE NORTHERN TRUST COMPANY, as a Tranche 1 Lender
By:	/s/ Brandon Rolek
Name:	Brandon Rolek
Title:	Senior Vice President

Signature Page to Amendment

Exhibit 10.1

HSBC BANK USA, N.A., as a Tranche 2 Lender
By:	/s/ Andrew Hietala
Name:	Andrew Hietala
Title:	Senior Vice President

Signature Page to Amendment

Exhibit 10.1

NATIONAL WESTMINSTER BANK PLC, as a Tranche 2 Lender
By:	/s/ David Moxham
Name:	David Moxham
Title:	Director CTE South

Signature Page to Amendment

Exhibit 10.1

U.S. BANK, NATIONAL ASSOCIATION, as a Tranche 2 Lender
By:	/s/ Marty McDonald
Name:	Marty McDonald
Title:	AVP

Signature Page to Amendment

Exhibit 10.1

U.S. BANK, NATIONAL ASSOCIATION, CANADA BRANCH, as a Tranche 2 Lender
By:	/s/ John P. Rehob
Name:	John P. Rehob
Title:	Principal Officer

Signature Page to Amendment

Exhibit 10.1

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Tranche 2 Lender
By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

Signature Page to Amendment

Exhibit 10.1

EXHIBIT A
Amended and Restated Schedule 2.01 of the Credit Agreement
COMMITMENTS
AND APPLICABLE PERCENTAGES

Tranche 1 Lenders

Tranche 1 Lender	Tranche 1 Commitment	Applicable Tranche 1 Percentage
Bank of America, N.A.	$170,000,000	16.113744080%
TD Bank, N.A.	$145,000,000	13.744075830%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$145,000,000	13.744075830%
BNP Paribas Group	$135,000,000	12.796208530%
The Bank of Nova Scotia	$115,000,000	10.900473930%
Barclays Bank PLC	$100,000,000	9.478672986%
Compass Bank	$100,000,000	9.478672986%
Citizens Bank, N.A.	$75,000,000	7.109004739%
Bank of the West	$35,000,000	3.317535545%
The Northern Trust Company	$35,000,000	3.317535545%
Total	$1,055,000,000	100.000000000%

1.

Exhibit 10.1

Tranche 2 Lenders

Tranche 2 Lender	Tranche 2 Commitment	Applicable Tranche 2 Percentage
Wells Fargo Bank, N.A.	$170,000,000	31.192660550%
HSBC Bank USA, N.A.	$100,000,000	18.348623850%
National Westminster Bank plc	$100,000,000	18.348623850%
U.S. Bank, National Association	$100,000,000	18.348623850%
Australia and New Zealand Banking Group Limited	$75,000,000	13.761467890%
Total	$545,000,000	100.000000000%

2.